UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or l5 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2007
Washington Banking Company
(Exact name of registrant as specified in its charter)
Washington
(State or other jurisdiction of incorporation)

000-24503	91-1725825
(Commission File Number)	(IRS Employer Identification No.)
450 Bayshore Drive
Oak Harbor, WA 98277
(Address of principal executive offices) (Zip Code)
(360) 679-3121
(Registrant’s telephone number, including area code)
No Change
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT 3.4

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 15, 2007, the Washington Banking Company Board of Directors approved a resolution to amend its Bylaws to allow the corporation to issue its company stock in uncertificated form. The bylaws of the Company previously permitted only certificated shares to be issued. The Amended and Restated Bylaws of Washington Banking Company were effective upon approval on November 15, 2007 and are filed as Exhibit 3.4 to this 8-K.
Item 9.01. Financial Statements and Exhibits.
          (c) Exhibits
          3.4 Amended and Restated Bylaws of the Registrant, dated November 15, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON BANKING COMPANY
Date: November 19, 2007	By:	/s/ Michal D. Cann
Michal D. Cann
President and Chief Executive Officer